Credit Suisse Investor Conference December 1, 2020 For the Quarter Ended September 30, 2020 Exhibit 99.1

Forward-looking statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995.  Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Verra Mobility Corporation and its subsidiaries (collectively, “Verra Mobility”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the disruption to our business and results of operations as a result of the COVID-19 pandemic; (2) the impact of the COVID-19 pandemic on our revenues from key customers in the rental car industry and from photo enforcement programs; (3) customer concentration in our Commercial Services and Government Solutions segments; (4) decreases in the prevalence of automated photo enforcement or the use of tolling; (5) risks and uncertainties related to our government contracts, including but not limited to administrative hurdles, legislative changes, termination rights, audits and investigations; (6) decreased interest in outsourcing from our customers; (7) our ability to properly perform under our contracts and otherwise satisfy our customers; (8) our ability to compete in a highly competitive and rapidly evolving market; (9) our ability to keep up with technological developments and changing customer preferences; (10) the success of our new products and changes to existing products and services; (11) our ability to successfully integrate our recent or future acquisitions; (12) failures in or breaches of our networks or systems, including as a result of cyber-attacks; and (13) other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (the “SEC”) by Verra Mobility. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Verra Mobility does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Pro Forma Adjusted EBITDA, Free Cash Flow, Free Cash Flow Margin and Pro Forma Adjusted Revenue. Pro Forma Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Free Cash Flow is defined as EBITDA minus capital expenditures and Free Cash Flow Margin is defined as Free Cash Flow divided by revenue. Pro Forma Adjusted Revenue adjusts revenue for non-cash amortization of contract incentive and certain pre-acquisition results. You can find the reconciliation of these measures to the nearest comparable GAAP measures elsewhere in this presentation. Verra Mobility believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Verra Mobility’s financial condition and results of operations. Verra Mobility’s management uses these non-GAAP measures to compare Verra Mobility’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and Verra Mobility’s board of directors. Verra Mobility believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Verra Mobility does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Verra Mobility included in this presentation may not be directly comparable to similarly titled measures of other companies.

Verra Mobility SAFE. SMART. CONNECTED. A global leader in smart transportation, we work alongside our customers to relentlessly develop customized technology solutions to solve complex transportation challenges. Who we are Building safer cities by installing, maintaining and managing leading technology that positively impacts driver behavior and enhances road safety. Enabling smarter roadways by providing the integrated technology to help rental car companies and large fleet operators manage tolls, violations, and vehicle title and registrations. Developing more connected systems by seamlessly connecting people, technology and data across the smart mobility ecosystem. As mobility becomes more complex, connected and automated, Verra Mobility works behind the scenes to help make transportation safer and easier.

We operate in two business segments Who we are Commercial Services Government Solutions 1, What we do The Commercial Services segment generates revenue by providing fully outsourced tolling and violations management and title and registration services to our customers through integrated technologies that both reduce cost and add value. Who we serve Rental Car Companies (RACs) Fleet Management Companies (FMCs) Large Fleet Operators What we do The Government Solutions segment generates revenue by contracting with municipalities and school districts to provide the hardware, software, installation, maintenance and support they need to identify, issue, enforce, and successfully adjudicate traffic violations. Who we serve Municipalities Counties School districts Other governmental entities $201M Service Revenue* $149M Service Revenue* * TTM Service Revenue for the period ending September 30, 2020

Toll Management Violations Title and Registration Rental fleet toll collection and management, reducing in-house administrative burdens while providing convenience to the driver – daily or flat fee Commercial fleet toll collection and management driving value for customers Manage toll, parking and photo enforcement violations for rental car and commercial fleets, reducing violation-related expenses and late fees European toll and violation collection and management for issuing authorities for administrative fees Rental car and commercial fleet title and registration for data management and services fee Providing tolling, violation management and title/registration services Commercial Services $201M Service Revenue* United States & a portion of Canada United States & Europe United States * TTM Service Revenue for the period ending September 30, 2020

Red-Light Safety Cameras Speed Safety Cameras Stop-Arm Safety Cameras Bus Lane Cameras Capture and process images and video of vehicles running red lights Capture and process images and video of vehicles exceeding speed limits Capture and process images and video of vehicles illegally passing school buses Capture and process images and video of vehicles violating city bus lane restrictions Increasing road safety by changing driver behavior Government Solutions $149M Service + $56M Product = $205M Total Revenue* * TTM Revenue for the period ending September 30, 2020

Strong Pro Forma Revenue Strong revenue and profitability create beneficial cash flow Proven financial performance $333 $349 $389 Services CAGR: 10% Adj. EBITDA CAGR 15% ($ in millions) 53% 48% 54% Net-Debt Leverage Ratio Highly Reoccurring Revenue 54% Basis of Presentation: Verra Mobility made two acquisitions early in 2018; the data presented has been adjusted as if the acquisitions were included in the results for all periods. The unadjusted and adjusted pro forma results of operations are included in the appendix to this presentation. All pro forma adjustments are in the commercial services segment. Expanding Pro Forma EBITDA and Margins ($ in millions) 48%

For the Quarter Ended September 30, 2020 Q3 Results by Segment – Commercial Services Revenue of $44.2M in Q3 decreased 43.1% from the same quarter in the prior year Adjusted EBITDA of $31.0M in the quarter decreased $20.0M or 39.3% from the same period of the prior year Two Non-recurring items In October, Hertz agreed to assume our contract and settled our pre-petition debt at a discount of $1.7M. We reserved ~$3M in prior quarts so there was a one-time pick up in SG&A We recorded a$2.8M benefit in other income resulting from a rep and warranty claim from an acquisition in prior years Without these items EBITDA Margins would be 60% The CS segment is closely tied to the rental car industry and saw impacts in Q3 due to reduced demand resulting from Covid-19 We are pleased with our revenue recovery and our EBITDA margins which are best in class during the worst times Commercial Services Commentary Revenue & YoY Growth (2%) Adj. EBITDA & Margin % Commercial Services (60%) 2020 Trended Service Revenue & YoY Growth (43%) Covid-19 Impact and Recent Trends Our revenue is holding up better than that of our largest Rental Car customers Avis Budget Group reported revenues down 78% in April and 59% in June, while we were down 64% and 50% for the same periods Our Revenue was supported by FMC make up a smaller percentage of our tolling revenue, but were only down 25% Q3 2020 verse same quarter in 2019 Smaller RAC brands are showing some strength, Fox saw YoY growth in our product We see that RAC brands that have a larger percentage of revenue off-airport are holding up better than purely travel focused brands

For the Quarter Ended September 30, 2020 Q3 Results by Segment – Government Solutions Adj. EBITDA & Margin % Revenue & YoY Growth Government Solutions Commentary Government Solutions Revenue of $52.8M in Q3 increased 4.2% from the same quarter in the prior year Service Revenue improved by $5.7M. During the same period product revenue reduced $3.6M. Adjusted EBITDA of $22.5M in the quarter improved $2.7M or 13.8% from the same period of the prior year. The increase was the result of improved service revenue in the quarter and management of cost 2020 Trended Service Revenue & YoY Growth

For the Quarter Ended September 30, 2020 What to expect for Q4 2020 Forecasting revenue and profitability in these uncertain times is very difficult and we won’t provide specific guidance but can discuss some current trends. Total Service Revenue for Q3 2020 was $83.0 million. We believe Q4 2020 should be similar. We installed and sold 180 camera systems in Q3 generating $13.9 million in product revenue. We are installing the final 127 camera systems in Q4 to complete the 720-unit order for the full year 2020 Covid-19 has impacted our Commercial Service business more severely than our Government Solutions business, resulting in a larger portion of the company’s revenue coming from the Government business which historically has lower margins than those of Commercial Services

APPENDIX

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2016 – 2018 Unaudited ($ in millions) 2016 2017 2018 * Verra Mobility (Pre-HTA, Pre-EPC) Adj. Revenue $233.4 $232.4 $370.1 HTA Adj. Revenue 88.3 103.7 15.8 EPC Reported Revenue 11.1 12.6 3.0 Verra Mobility Adj. Pro Forma Revenue $332.8 $348.7 $388.9 Verra Mobility * Note: Fiscal year end December 31st. HTA and EPC based on Q1 for 2018. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC.

Verra Mobility Adj. Pro Forma Revenue Reconciliation 2016 – 2018 Unaudited ($ in millions) 2016 2017 2018 Verra Mobility (Pre-HTA, Pre-EPC) Reported Services Revenue $212.5 $228.2 $365.1 Adjustments: Non-cash Amortization of Contract Incentive 1.8 0.3 0.0 Sunshine State Tag Agency, Inc. Pre-acquisition Results 0.8 0.0 0.0 Verra Mobility (Pre-HTA, Pre-EPC) Adjusted Services Revenue $215.2 $228.5 $365.1 Verra Mobility (Pre-HTA, Pre-EPC) Reported Product Revenue 18.2 3.9 5.1 Verra Mobility (Pre-HTA, Pre-EPC) Total Adjusted Revenue $233.4 $232.4 $370.1 HTA Reported Revenue $88.3 $101.4 $15.8 Adjustments: Non-cash Amortization of Contract Incentive 0.0 2.3 0.0 HTA Adjusted Revenue $88.3 $103.7 $15.8 EPC Reported Revenue $11.1 $12.6 $3.0 Total Adj. Pro Forma Revenue $332.8 $348.7 $388.9

Verra Mobility Adj. Pro Forma EBITDA Reconciliation 2016 – 2018 Unaudited ($ in millions) 2016 2017 2018 * Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA $87.1 $97.9 $197.6 HTA Adj. EBITDA 67.4 80.9 10.7 EPC Adj. EBITDA 4.0 5.0 1.2 Verra Mobility Adj. Pro Forma EBITDA $158.5 $183.8 $209.5 Verra Mobility * Note: Fiscal year end December 31st. HTA and EPC based on Q1 for 2018. See following appendix pages for reconciliation of Verra Mobility (Pre-HTA, Pre-EPC), HTA and EPC.

Verra Mobility (Pre-HTA, Pre-EPC) Adj. EBITDA Reconciliation 2016 – 2018 Unaudited ($ in millions) 2016 2017 2018 Net Income $29.0 $19.5 ($58.4) Definitional Adjustments: Depreciation and amortization 33.8 45.7 103.3 Interest expense, net 2.7 21.7 69.6 Income taxes 18.7 (29.4) (16.2) Total definitional adjustments $55.2 $38.0 $156.7 Reported EBITDA $84.2 $57.5 $98.3 Adjustments: Transaction and other related expenses 1.2 32.0 56.4 Transformation expenses 0.0 3.9 8.8 Loss on extinguishment of debt 0.0 0.0 26.5 Sponsor Fees and expenses 0.0 4.2 5.4 Non-cash amortization of contract inducement 1.8 0.3 0.0 Stock-based compensation 0.0 0.0 2.3 Total adjustments $2.9 $40.4 $99.4 Adjusted EBITDA $87.1 $97.9 $197.6 Verra Mobility (Pre-HTA, Pre-EPC)

HTA Adj. EBITDA Reconciliation 2015 – 2017 HTA Unaudited ($ in millions) 2015 2016 2017 Net Income $48.6 $60.7 $67.6 Definitional Adjustments: Depreciation and amortization 0.4 1.4 2.1 Interest expense, net (0.0) 0.0 0.1 Income taxes 0.3 0.3 0.4 Total definitional adjustments $0.7 $1.7 $2.6 Reported EBITDA $49.4 $62.4 $70.2 Adjustments: Extraordinary adjustments - primarily seller expenses 0.0 0.0 2.5 Contract incentive – non-cash amortization 0.0 0.0 2.3 Gain/loss on sale of equipment, net 0.0 0.3 0.0 Pro forma cc rebates 2.3 2.7 3.5 Capitalized internal labor 2.0 2.0 2.0 Other 0.0 0.0 0.4 Total adjustments 4.3 5.0 10.7 Adjusted EBITDA $53.7 $67.4 $80.9

EPC Adj. EBITDA Reconciliation 2015 – 2017 EPC Unaudited ($ in millions) 2015 2016 2017 Net Income $2.9 $2.3 $3.6 Definitional Adjustments: Depreciation and amortization 0.0 0.0 0.0 Interest expense, net (0.1) (0.0) (0.0) Income taxes 0.8 0.4 1.0 Total definitional adjustments $0.8 $0.4 $1.0 Reported EBITDA $3.7 $2.7 $4.6 Adjustments: Extraordinary expenses add back 0.0 1.3 0.3 Legal fees – appointment of new directors 0.0 0.0 0.0 Board of directors fees add back 0.1 0.0 0.0 Total adjustments 0.1 1.3 0.3 Adjusted EBITDA $3.8 $4.0 $5.0

Verra Mobility Quarterly Results 2019 – 2020 Q3 Unaudited ($ in millions) Q1 2019 Q2 2019 Q3 2019 Q4 2019 Full Year 2019 Q1 2020 Q2 2020 Q3 2020 TTM Q3 2020 Service revenue $98.1 $103.1 $110.8 $104.8 $416.7 $99.5 $62.8 $83.0 $350.1 Product sales 0.4 6.5 17.5 7.6 32.0 17.2 17.0 13.9 55.8 Total revenue $98.5 $109.6 $128.2 $112.5 $448.7 $116.7 $79.8 $96.9 $405.9 Cost of service revenue 1.4 1.6 1.4 1.2 5.6 1.2 1.0 0.9 4.3 Cost of product sales 0.3 2.9 7.2 3.5 13.9 8.7 9.1 7.1 28.3 Operating expenses 29.3 31.8 33.0 31.5 125.6 32.3 26.7 26.5 117.0 Selling, general and administrative expenses 20.6 20.9 21.3 22.8 85.5 25.9 20.8 17.5 87.0 Depreciation, amortization, and (gain) loss on disposal of assets, net 28.9 28.8 28.7 29.3 115.8 29.2 29.2 29.6 117.3 Impairment of property and equipment – 5.9 – – 5.9 – – – – Total costs and expenses $80.5 $91.9 $91.6 $88.3 $352.3 $97.3 $86.8 $81.6 $354.0 Income (loss) from operations 18.0 17.6 36.7 24.2 96.5 19.4 (7.0) 15.3 51.9 Interest expense, net 16.0 15.7 14.9 14.1 60.7 12.5 9.5 9.6 45.7 Loss from tax receivable agreement adj – – – – – – 4.4 – 4.4 Other (income) expense, net (2.2) (3.3) (2.7) (2.9) (11.2) (2.9) (1.5) (5.0) (12.4) Total other expense $13.8 $12.3 $12.2 $11.2 $49.5 $9.5 $12.5 $4.6 $37.8 Income (loss) before income taxes 4.1 5.3 24.5 13.0 46.9 9.9 (19.4) 10.7 14.2 Income tax provision (benefit) 1.3 1.7 6.7 3.8 13.6 3.2 (4.0) 4.0 7.0 Net (loss) income $2.8 $3.6 $17.8 $9.2 $33.3 $6.7 ($15.4) $6.7 $7.2 Bridge to adj. EBITDA Net (loss) income $2.8 $3.6 $17.8 $9.2 $33.3 $6.7 ($15.4) $6.7 $7.2 Interest expense, net 16.0 15.7 14.9 14.1 60.7 12.5 9.5 9.6 45.7 Income tax provision (benefit) 1.3 1.7 6.7 3.8 13.6 3.2 (4.0) 4.0 7.0 Depreciation and amortization 28.9 28.9 28.7 29.1 115.6 29.3 29.2 29.4 116.9 EBITDA $49.1 $49.8 $68.1 $56.2 $223.2 $51.6 $19.3 $49.7 $176.7 Transaction and other related – 1.1 0.3 0.9 2.4 0.5 0.1 0.1 1.7 Transformation expense 0.0 – 0.0 – 0.0 – 0.5 0.6 1.1 Sponsor Fees and expenses 0.0 – – 0.0 0.0 – – – 0.0 Impairment of property and equipment – 5.9 – – 5.9 – – – – TRA adjustment – – – (0.1) (0.1) – 4.4 – 4.3 Stock-based compensation 2.1 2.8 2.5 2.6 10.0 2.8 3.3 3.2 11.8 Adjusted EBITDA $51.3 $59.7 $70.8 $59.6 $241.4 $54.9 $27.6 $53.5 $195.6

Segment Results of Operations 2019 - 2020 Q3 Commercial Services Unaudited ($ in millions) Full Year 2019 Q1 2020 Q2 2020 Q3 2020 TTM Q3 2020 Segment Total Revenue Commercial Services $276.5 $61.2 $27.3 $44.2 $200.8 Segment Adj EBITDA Commercial Services $175.4 $33.6 $7.3 $31.0 $114.1 Unaudited ($ in millions) Full Year 2019 Q1 2020 Q2 2020 Q3 2020 TTM Q3 2020 Segment Total Revenue Government Solutions $172.3 $55.5 $52.5 $52.8 $205.1 Segment Adj EBITDA Government Solutions Adj EBITDA $66.0 $21.2 $20.3 $22.5 $81.5 Government Solutions

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